UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2015

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver CO		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (303) 228-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Dividend Capital Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our,” or “us”), Dividend Capital Total Realty Operating Partnership LP, the Company’s operating partnership (the “Operating Partnership”), and Dividend Capital Total Advisors LLC, the Company’s advisor (the “Advisor”), previously entered into that certain Eighth Amended and Restated Advisory Agreement dated as of July 12, 2012 and renewed through June 30, 2015 (the “Advisory Agreement”). On June 23, 2015, the Company, the Operating Partnership and the Advisor agreed to renew the Advisory Agreement effective as of June 30, 2015 for an additional one-year term expiring June 30, 2016. The terms of the Advisory Agreement otherwise remain unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amended and Restated Equity Incentive Plan

On June 23, 2015, at the 2015 annual meeting of stockholders, the Company’s stockholders voted to approve the Second Amended and Restated Equity Incentive Plan (the “Amended Plan”) which is the second amendment and restatement of our current equity incentive plan, the Amended and Restated Equity Incentive Plan. The main changes in the Amended Plan are (i) clarifying that awards may be granted to any prospective director, officer, employee, consultant, or advisor of the Company and its external advisor; (ii) permitting the grant of cash-based awards; (iii) listing the performance criteria based on which performance goals may be established for awards; (iv) prohibiting shares withheld or tendered to pay the exercise price or tax withholding obligations relating to an award from again becoming available for future awards under the Amended Plan; (v) expressly prohibiting reload options; (vi) requiring dividends and dividend equivalents to be deferred until vesting or settlement of restricted stock and restricted stock units that vest based on attainment of performance goals; (vii) expressly prohibiting tax gross-up payments relating to awards; (viii) adding a clawback provision; (ix) extending the term of the Amended Plan until March 12, 2025; and (x) other minor clarifications. The description of the terms and conditions of the Amended Plan set forth in the Company’s definitive proxy statement filed April 10, 2015, with the Securities and Exchange Commission (“SEC”) relating to the 2015 annual meeting of stockholders under the caption “PROPOSAL NO. 3: APPROVAL OF SECOND AMENDED AND RESTATED EQUITY INCENTIVE PLAN” is incorporated herein by reference. A copy of the Amended Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Amended and Restated Secondary Equity Incentive Plan

On June 23, 2015, at the 2015 annual meeting of stockholders, the Company’s stockholders also voted to approve the Amended and Restated Secondary Equity Incentive Plan (the “Amended Secondary Plan”) which is an amendment and restatement of our current secondary equity incentive plan, the Secondary Equity Incentive Plan. The main changes in the Amended Secondary Plan are (i) prohibiting shares withheld or tendered to pay the exercise price or tax withholding obligations relating to an award from again becoming available for future awards under the Amended Secondary Plan; (ii) expressly prohibiting reload options; (iii) requiring dividends and dividend equivalents to be deferred until vesting or settlement of restricted stock and restricted stock units that vest based on attainment of performance goals; (iv) expressly prohibiting tax gross-up payments relating to awards; (v) adding a clawback provision; (vi) extending the term of the Amended Secondary Plan until March 12, 2025; and (vii) other minor clarifications. The description of the terms and conditions of the Amended Secondary Plan set forth in the Company’s definitive proxy statement filed April 10, 2015, with the SEC relating to the 2015 annual meeting of stockholders under the caption “PROPOSAL NO. 4: APPROVAL OF AMENDED AND RESTATED SECONDARY EQUITY INCENTIVE PLAN” is incorporated herein by reference. A copy of the Amended Plan is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2015, the Company held its 2015 annual meeting of stockholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the SEC on April 10, 2015 (the “Proxy”). At the Annual Meeting, the Company’s stockholders approved each of the proposals described in the Proxy before the Annual Meeting was adjourned. As of April 8, 2015, the record date, 178,391,749 shares of common stock were eligible to vote, of which 104,205,171 shares, or approximately 58.4%, were present to vote by proxy or in person.

First Proposal. The Company’s stockholders elected five directors of the Company (the “Directors”), who will serve until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Directors were elected pursuant to the voting results set forth below:

Name	For	Withheld
Richard D. Kincaid	55,826,592	2,507,657
John A. Blumberg	55,789,202	2,545,047
Charles B. Duke	55,715,376	2,618,873
Daniel J. Sullivan	55,746,604	2,587,645
John P. Woodberry	55,814,993	2,519,256

Second Proposal. The Company’s stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015, as set forth below:

For	Against	Abstain
100,250,163	1,258,584	2,696,424

Third Proposal. The Company’s stockholders approved the Second Amended and Restated Equity Incentive Plan, as set forth below:

For	Against	Abstain
50,550,162	3,513,062	4,271,025

Fourth Proposal. The Company’s stockholders approved the Amended and Restated Secondary Equity Incentive Plan, as set forth below:

For	Against	Abstain
50,409,801	3,635,283	4,289,165

With respect to (i) each of the five director nominees, (ii) the third proposal, and (iii) the fourth proposal, the Company received 45,870,922 broker non-votes. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Second Amended and Restated Equity Incentive Plan

10.2	Amended and Restated Secondary Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dividend Capital Diversified Property Fund, Inc.

June 24, 2015

	By:	/S/ M. KIRK SCOTT
M. Kirk Scott
Chief Financial Officer